UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02871

LORD ABBETT DEVELOPING GROWTH FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices)  (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 7/31

Date of reporting period: 7/31/2008

Item 1:               Report to Shareholders.

2008
LORD ABBETT
ANNUAL REPORT

Lord Abbett Developing Growth Fund

For the fiscal year ended July 31, 2008

Lord Abbett Developing Growth Fund
Annual Report

For the fiscal year ended July 31, 2008

Dear Shareholders: We are pleased to provide you with this overview of the Lord Abbett Developing Growth Fund's performance for the fiscal year ended July 31, 2008. On this and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access the quarterly commentaries of the Fund's portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussion of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 888-522-2388 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow
Chairman

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Q: What were the overall market conditions during the fiscal year ended July 31, 2008?

A: The 12-month period was marked by considerable volatility and, in the last half of the fiscal year, by an overall downward trend in the equity markets, as measured by the S&P 500® Index,1 which fell 11.09% in the 12-month period ended July 31, 2008.

Overall, growth stocks (as represented by the Russell 3000® Growth Index2) fared better than value stocks (as represented by the Russell 3000 Value Index3). Small cap stocks (as measured by the Russell 2000® Index4) lost 6.71%, but performed better than either mid caps (as represented by the Russell Midcap® Index5) or large caps (as represented by the

Russell 1000® Index6), which fell 10.10% and 10.62%, respectively.

The period was marked by a depressed housing market, a weak dollar, skyrocketing oil prices, rising commodity prices, a weak labor market, inflation fears, and constraints on credit. Between September 18, 2007, and April 30, 2008, the Federal Reserve Board cut the fed funds rate seven times, lowering rates from 4.75% to 2.00% – a level last seen in November 2004.

Q: How did the Fund perform during the fiscal year ended July 31, 2008?

A: The Fund returned -5.92%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 2000 Growth Index,7 which had a total return of -3.76% over the same period.

Q: What were the most significant factors affecting performance?

A: The largest detractors from the Fund's performance relative to the benchmark for the one-year period were the technology sector, the financial services sector, and (owing to an underweight position) the other sector (which includes diversified corporations).

Among the individual holdings that detracted from performance were technology holdings Aruba Networks Inc. (the Fund's number-one detractor), a provider of enterprise mobility solutions that enable secure access to data, voice, and video applications across wireless and wireline enterprise networks; and Tessera Technologies Inc., a developer of proprietary chip scale packaging technology; and consumer discretionary holding TeleTech Holdings, Inc., which provides integrated customer management solutions.

The greatest contributors to the Fund's performance relative to the benchmark were the consumer discretionary, the materials and processing, and the producer durables sectors.

Among the individual holdings that contributed to performance were other energy holding Alpha Natural Resources, Inc. (the Fund's number-one contributor), a processor of steam and metallurgical coal (the other energy sector includes oil service companies, as well as smaller exploration and production companies, and independent refiners); technology holding MercadoLibre Inc., which operates an online trading site for the Latin American markets; and healthcare holding Illumina, Inc., a developer of tools for the large-scale analysis of genetic variation and function.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus on any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit our Website at www.lordabbett.com. Read the prospectus carefully before investing.

1  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2  The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes.

3  The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

4  The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

5  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index.

6  The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.

7  The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to our Website at www.lordabbett.com.

Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund's prospectus.

The views of the Fund's management and the portfolio holdings described in this report are as of July 31, 2008; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's prospectus.

Mutual funds are not insured by the Federal Deposit Insurance Corporation, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000® Growth Index (the "Index"), assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended July 31, 2008

	1 Year	5 Years	10 Years	Life of Class
Class A3	-11.34%	9.42%	4.66%	—
Class B4	-9.83%	9.88%	4.76%	—
Class C5	-6.46%	10.03%	4.66%	—
Class F6	—	—	—	-14.18	%*
Class I7	-5.57%	11.12%	5.67%	—
Class P7	-5.95%	10.64%	5.20%	—
Class R2[8]	—	—	—	-14.48	%*
Class R3[9]	—	—	—	-14.44	%*

1  Reflects the deduction of the maximum initial sales charge of 5.75%.

2  Performance of the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund's performance.

3  Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended July 31, 2008, is calculated using the SEC-required uniform method to compute such return.

4  Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5  The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6  Class F shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

7  Performance is at net asset value.

8  Class R2 shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

9  Class R3 shares commenced operations and performance for the class began on September 28, 2007. Performance is at net asset value.

*  Because Class F, R2 and R3 shares have existed for less than one year, average annual returns are not provided.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 through July 31, 2008).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period 2/1/08 - 7/31/08" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	2/1/08	7/31/08	2/1/08 - 7/31/08
Class A
Actual	$1,000.00	$961.30	$5.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.14	$5.77
Class B
Actual	$1,000.00	$957.90	$8.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.89	$9.07
Class C
Actual	$1,000.00	$958.80	$8.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.89	$9.07
Class F
Actual	$1,000.00	$962.50	$4.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.27	$4.62
Class I
Actual	$1,000.00	$963.10	$3.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.86	$4.07
Class P
Actual	$1,000.00	$961.30	$6.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.62	$6.32
Class R2
Actual	$1,000.00	$960.70	$6.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.89	$7.02
Class R3
Actual	$1,000.00	$960.70	$6.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.57

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.15% for Class A, 1.81% for Classes B and C, 0.92% for Class F, 0.81% for Class I, 1.26% for Class P, 1.40% for Class R2 and 1.31% for Class R3) multiplied by the average account value over the period, multiplied by 182/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

July 31, 2008

Sector*	%**
Auto & Transportation	4.74%
Consumer Discretionary	21.37%
Consumer Staples	2.33%
Financial Services	7.46%
Healthcare	21.16%
Materials & Processing	5.15%
Sector*	%**
Other Energy	7.71%
Producer Durables	7.71%
Technology	19.78%
Utilities	0.96%
Short-Term Investment	1.63%
Total	100.00%

  *  A sector may comprise several industries.
  **  Represents percent of total investments.

Schedule of Investments

July 31, 2008

Investments	Shares	Value (000)
LONG-TERM INVESTMENTS 98.42%
COMMON STOCKS 98.42%
Air Transportation 0.31%
Allegiant Travel Co.*	131,568	$3,247
Banks 1.44%
PrivateBancorp, Inc.	37,939	1,121
SVB Financial Group*	246,301	14,184
Total		15,305
Beverage: Soft Drinks 0.80%
Green Mountain Coffee Roasters Inc.*	232,949	8,468
Biotechnology Research & Production 4.63%
Acorda Therapeutics Inc.*	355,699	11,670
Alexion Pharmaceuticals, Inc.*	219,300	20,559
AMAG Pharmaceuticals, Inc.*	28,792	1,180
Myriad Genetics, Inc.*	235,823	15,682
Total		49,091
Casinos & Gambling 0.23%
WMS Industries Inc.*	88,331	2,489
Chemicals 3.63%
Calgon Carbon Corp.*	623,170	11,840
Energy Conversion Devices Inc.*	124,267	8,690
EnerSys*	287,269	9,273
Intrepid Potash Inc.*	157,800	8,727
Total		38,530
Coal 0.60%
Alpha Natural Resources, Inc.*	34,188	3,383
Foundation Coal Holdings, Inc.	50,155	2,979
Total		6,362

Investments	Shares	Value (000)
Communications Technology 3.84%
Aruba Networks, Inc.*	1,138,301	$6,636
Atheros Communications, Inc.*	442,692	13,723
Infinera Corp.*	903,497	10,173
Starent Networks Corp.*	777,935	10,191
Total		40,723
Computer Services, Software & Systems 7.60%
Ariba, Inc.*	298,584	4,900
Blackboard, Inc.*	126,142	5,041
comScore, Inc.*	51,203	977
Comverge, Inc.*	468,147	5,103
Concur Technologies, Inc.*	648,115	26,715
Equinix, Inc.*	129,357	10,524
F5 Networks, Inc.*	403,956	11,775
MercadoLibreInc. (Argentina)*(a)	133,823	4,798
NetSuite Inc.*	247,115	4,265
PROS Holdings Inc.*	623,385	6,521
Total		80,619
Computer Technology 0.53%
Synaptics Inc.*	116,169	5,602
Consumer Electronics 3.42%
Netflix Inc.*	346,511	10,704
Shanda Interactive Entertainment Ltd. ADR*	101,383	2,619
SINA Corp. (China)*(a)	278,769	12,609
Sohu.com Inc. (China)*(a)	136,832	10,328
Total		36,260
Cosmetics 0.49%
Ulta Salon, Cosmetics & Fragrance, Inc.*	550,994	5,196

See Notes to Financial Statements.

Schedule of Investments (continued)

July 31, 2008

Investments	Shares	Value (000)
Diversified Financial Services 1.62%
Empresas ICA SAB de CV ADR*	241,530	$5,096
FCStone Group, Inc.*	359,632	6,927
Greenhill & Co., Inc.	84,200	5,172
Total		17,195
Diversified Manufacturing 0.34%
Koppers Holdings, Inc.	82,314	3,557
Drugs & Pharmaceuticals 4.91%
Alpharma Inc.*	185,200	4,206
BioMarin Pharmaceutical Inc.*	335,556	10,922
Eurand NV (Netherlands)*(a)	513,078	9,436
Onyx Pharmaceuticals, Inc.*	274,145	11,103
United Therapeutics Corp.*	144,750	16,413
Total		52,080
Education Services 5.52%
American Public Education Inc.*	307,567	13,973
Capella Education Co.*	50,517	2,637
K12 Inc.*	595,185	15,046
New Oriental Education & Technology Group, Inc. ADR*	164,560	11,519
Strayer Education, Inc.	69,001	15,367
Total		58,542
Electrical & Electronics 0.58%
Power Intergrations, Inc.*	226,290	6,182
Electrical Equipment & Components 1.12%
American Superconductor Corp.*	301,643	11,912
Electronics 0.92%
II-VI Inc.*	254,100	9,773

Investments	Shares	Value (000)
Electronics: Instruments, Gauges & Meters 0.79%
Itron Inc.*	91,100	$8,411
Electronics: Medical Systems 4.41%
Bruker Corp.*	583,604	8,066
Illumina, Inc.*	229,215	21,372
Masimo Corp.*	460,001	17,374
Total		46,812
Electronics: Semi-Conductors/Components 5.59%
Cavium Networks, Inc.*	518,892	8,328
Hittite Microwave Corp.*	143,200	4,571
IPG Photonics Corp.*	425,164	7,551
NetLogic Microsystems, Inc.*	406,415	13,009
Silicon Laboratories Inc.*	388,700	12,715
SunPower Corp. Class A*	166,919	13,148
Total		59,322
Energy: Miscellaneous 1.50%
EnerNOC, Inc.*	736,540	11,888
GT Solar International Inc.*	326,220	3,999
Total		15,887
Finance Companies 0.44%
RiskMetrics Group, Inc.*	257,978	4,649
Financial Data Processing Services & Systems 0.91%
CyberSource Corp.*	256,687	4,556
MSCI Inc. Class A*	171,826	5,112
Total		9,668
Financial Information Services 0.92%
Bankrate, Inc.*	140,975	4,434
Morningstar, Inc.*	84,227	5,303
Total		9,737
Financial: Miscellaneous 0.49%
First Cash Financial Services Inc.*	271,851	5,184

See Notes to Financial Statements.

Schedule of Investments (continued)

July 31, 2008

Investments	Shares	Value (000)
Foods 1.53%
Flowers Foods, Inc.	391,100	$11,760
Zhongpin Inc. (China)*(a)	385,734	4,494
Total		16,254
Health & Personal Care 0.79%
CardioNet Inc.*	303,019	8,351
Healthcare Management Services 1.85%
athenahealth, Inc.*	146,497	4,424
Phase Forward, Inc.*	824,965	15,180
Total		19,604
Identification Control & Filter Devices 0.62%
Robbins & Myers Inc.	129,656	6,583
Insurance: Multi-Line 0.06%
eHealth, Inc.*	46,714	678
Jewelry, Watches & Gemstones 0.21%
Fossil, Inc.*	84,936	2,275
Machinery: Industrial/Specialty 3.72%
Chart Industries Inc.*	194,115	10,273
Colfax Corp.*	552,037	15,065
Middleby Corp. (The)*	55,884	2,615
Woodward Governor Co.	255,500	11,498
Total		39,451
Machinery: Oil Well Equipment & Services 3.83%
Complete Production Services, Inc.*	255,229	8,126
Dril-Quip, Inc.*	149,358	8,086
Oil States International, Inc.*	203,821	11,186
Superior Energy Services, Inc.*	221,712	10,516
T-3 Energy Services, Inc.*	39,800	2,729
Total		40,643

Investments	Shares	Value (000)
Machinery: Specialty 1.28%
Bucyrus International, Inc.	193,518	$13,548
Medical & Dental Instruments & Supplies 4.06%
Immucor, Inc.*	322,182	9,707
NuVasive, Inc.*	369,589	20,760
Wright Medical Group, Inc.*	400,105	12,599
Total		43,066
Metal Fabricating 0.53%
RBC Bearings Inc.*	167,832	5,584
Miscellaneous: Health Care 0.52%
MedAssets, Inc.*	367,348	5,554
Miscellaneous: Materials & Commodities 0.66%
Energy Recovery, Inc.*	631,800	6,981
Miscellaneous: Producer Durables 0.18%
BE Aerospace, Inc.*	74,237	1,906
Miscellaneous: Technology 0.73%
Vocus, Inc.*	215,993	7,687
Oil: Crude Producers 1.78%
Bill Barrett Corp.*	131,251	5,400
Carrizo Oil & Gas, Inc.*	105,485	5,310
Encore Acquisition Co.*	89,488	5,537
Rex Energy Corp.*	133,500	2,657
Total		18,904
Printing and Copying Services 0.47%
VistaPrint Ltd. (Bermuda)*(a)	191,800	4,943
Railroad Equipment 1.28%
Wabtec Corp.	243,600	13,520
Railroads 0.84%
Genesee & Wyoming, Inc. Class A*	221,068	8,947

See Notes to Financial Statements.

Schedule of Investments (continued)

July 31, 2008

Investments	Shares	Value (000)
Restaurants 1.89%
Chipotle Mexican Grill, Inc.*	43,869	$3,005
Panera Bread Co. Class A*	212,400	10,641
P.F. Chang's China Bistro, Inc.*	245,687	6,388
Total		20,034
Retail 1.60%
Aeropostale, Inc.*	270,337	8,718
Dick's Sporting Goods, Inc.*	190,435	3,342
priceline.com, Inc.*	22,875	2,630
Zumiez Inc.*	151,760	2,240
Total		16,930
Securities Brokerage & Services 1.58%
KBW, Inc.*	201,562	5,325
Penson Worldwide, Inc.*	622,463	11,466
Total		16,791
Services: Commercial 2.27%
Ctrip.com International Ltd. ADR	12,498	564
FTI Consulting, Inc.*	289,680	20,614
Geo Group, Inc. (The)*	120,817	2,904
Total		24,082
Shipping 1.61%
Eagle Bulk Shipping Inc.	313,129	9,093
Safe Bulkers Inc. (Greece)*(a)	421,300	7,984
Total		17,077
Shoes 0.50%
Deckers Outdoor Corp.*	46,565	5,262

Investments	Shares	Value (000)
Textiles Apparel Manufacturers 1.68%
J. Crew Group, Inc.*	110,054	$3,165
lululemon athletica Inc. (Canada)*(a)	46,175	1,025
True Religion Apparel, Inc.*	329,924	8,525
Under Armour, Inc. Class A*	175,673	5,121
Total		17,836
Toys 1.22%
Marvel Entertainment, Inc.*	372,600	12,929
Truckers 0.71%
Knight Transportation, Inc.	395,200	7,477
Utilities: Electrical 0.96%
ITC Holdings Corp.	195,013	10,164
Wholesale & International Trade 1.88%
Central European Distribution Corp.*	273,328	19,942
Total Common Stocks (cost $925,786,851)		1,043,806
WARRANT 0.00%
Computer Technology
Lantronix, Inc.*~ (cost $0)7,405		—	(b)
Total Long-Term Investments (cost $925,786,851)		1,043,806

See Notes to Financial Statements.

Schedule of Investments (concluded)

July 31, 2008

Investments	Principle Amount (000)	Value (000)
SHORT-TERM INVESTMENT 1.63%
Repurchase Agreement
Repurchase Agreement dated 7/31/2008, 1.65% due 8/1/2008 with State Street Bank & Trust Co. collateralized by $17,555,000 of Federal Home Loan Bank at 2.60% due 2/18/2009; value: $17,642,775; proceeds: $17,295,656 (cost $17,294,863)	$17,295	$17,295
Total Investments in Securities 100.05% (cost $943,081,714)		1,061,101
Liabilities in Excess of Other Assets (0.05%)		(526)
Net Assets 100.00%		$1,060,575

ADR  American Depositary Receipt.

  *  Non income-producing security.

  ~  Fair Valued Security (See Note 2(a)).

  (a)  Foreign security traded in U.S. dollars.

  (b)  Security is valued at zero.

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Statement of Assets and Liabilities

July 31, 2008

ASSETS:
Investments in securities, at value (cost $943,081,714)	$1,061,101,197
Receivables:
Investment securities sold	78,990,234
Capital shares sold	3,057,094
Interest and dividends	793
Prepaid expenses and other assets	76,819
Total assets	1,143,226,137
LIABILITIES:
Payables:
Investment securities purchased	79,650,497
Capital shares reacquired	985,676
12b-1 distribution fees	582,214
Management fee	477,367
Directors' fees	428,694
To affiliates (See Note 3)	58,060
Fund administration	54,437
Accrued expenses and other liabilities	414,081
Total liabilities	82,651,026
NET ASSETS	$1,060,575,111
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,014,235,526
Accumulated net investment loss	(428,694)
Accumulated net realized loss on investments	(71,251,204)
Net unrealized appreciation on investments	118,019,483
Net Assets	$1,060,575,111
Net assets by class:
Class A Shares	$630,191,301
Class B Shares	$35,991,955
Class C Shares	$77,561,440
Class F Shares	$3,877,343
Class I Shares	$200,162,374
Class P Shares	$105,674,913
Class R2 Shares	$835,173
Class R3 Shares	$6,280,612
Outstanding shares by class:
Class A Shares (875 million shares of common stock authorized, $.001 par value)	37,865,337
Class B Shares (40 million shares of common stock authorized, $.001 par value)	2,395,686
Class C Shares (25 million shares of common stock authorized, $.001 par value)	5,134,443
Class F Shares (30 million shares of common stock authorized, $.001 par value)	232,563
Class I Shares (30 million shares of common stock authorized, $.001 par value)	11,441,770
Class P Shares (30 million shares of common stock authorized, $.001 par value)	6,440,732
Class R2 Shares (30 million shares of common stock authorized, $.001 par value)	50,292
Class R3 Shares (30 million shares of common stock authorized, $.001 par value)	377,831

See Notes to Financial Statements

Statement of Assets and Liabilities (concluded)

July 31, 2008

Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$16.64
Class A Shares-Maximum offering price (Net assets value plus sales charge of 5.75%)	$17.66
Class B Shares-Net asset value	$15.02
Class C Shares-Net asset value	$15.11
Class F Shares-Net asset value	$16.67
Class I Shares-Net asset value	$17.49
Class P Shares-Net asset value	$16.41
Class R2 Shares-Net asset value	$16.61
Class R3 Shares-Net asset value	$16.62

See Notes to Financial Statements

Statement of Operations

For the Year Ended July 31, 2008

Investment income:
Dividends	$2,063,982
Interest	1,679,169
Total investment income	3,743,151
Expenses:
Management fee	5,410,250
12b-1 distribution plan-Class A	2,245,553
12b-1 distribution plan-Class B	437,746
12b-1 distribution plan-Class C	735,535
12b-1 distribution plan-Class F	846
12b-1 distribution plan-Class P	384,580
12b-1 distribution plan-Class R2	2,211
12b-1 distribution plan-Class R3	10,388
Shareholder servicing	1,475,945
Fund administration	412,820
Subsidy (See Note 3)	371,908
Reports to shareholders	201,136
Registration	149,053
Professional	66,136
Custody	41,908
Directors' fees	29,530
Other	31,334
Gross expenses	12,006,879
Expense reductions (See Note 7)	(52,644)
Net expenses	11,954,235
Net investment loss	(8,211,084)
Net realized and unrealized loss:
Net realized loss on investments	(36,626,373)
Net change in unrealized appreciation on investments	(33,879,778)
Net realized and unrealized loss	(70,506,151)
Net Decrease in Net Assets Resulting From Operations	$(78,717,235)

See Notes to Financial Statements

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended July 31, 2008	For the Year Ended July 31, 2007
Operations:
Net investment loss	$(8,211,084)	$(7,358,273)
Net realized gain (loss) on investments	(36,626,373)	109,636,563
Net change in unrealized appreciation on investments	(33,879,778)	119,570,023
Net increase (decrease) in net assets resulting from operations	(78,717,235)	221,848,313
Distributions to shareholders from:
Net realized gain
Class A	(77,218,791)	(74,466,212)
Class B	(5,933,510)	(11,304,294)
Class C	(9,340,178)	(9,203,121)
Class F	(1,119)	—
Class I	(19,059,908)	(16,590,416)
Class P	(8,399,675)	(9,971,240)
Class R2	(1,114)	—
Class R3	(37,357)	—
Total distributions to shareholders	(119,991,652)	(121,535,283)
Capital share transactions (Net of share conversions) (See Note 11):
Proceeds from sales of shares	595,055,675	118,832,058
Reinvestment of distributions	102,529,996	105,989,659
Cost of shares reacquired	(312,374,801)	(200,622,699)
Net increase in net assets resulting from capital share transactions	385,210,870	24,199,018
Net increase in net assets	186,501,983	124,512,048
NET ASSETS:
Beginning of year	$874,073,128	$749,561,080
End of year	$1,060,575,111	$874,073,128
Accumulated net investment loss	$(428,694)	$(437,942)

See Notes to Financial Statements

Financial Highlights

	Class A Shares
	Year Ended 7/31
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$19.96	$17.80	$17.08	$13.78	$13.44
Investment operations:
Net investment loss(a)	(.14)	(.16)	(.16)	(.15)	(.14)
Net realized and unrealized gain (loss)	(.74)	5.33	1.09	3.45	.48
Total from investment operations	(.88)	5.17	.93	3.30	.34
Distributions to shareholders from:
Net realized gain	(2.44)	(3.01)	(.21)	–	–
Net asset value, end of year	$16.64	$19.96	$17.80	$17.08	$13.78
Total Return(b)	(5.92)%	32.03%	5.45%	23.95%	2.53%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.13%	1.19%	1.18%	1.20%	1.18%
Expenses, excluding expense reductions	1.14%	1.19%	1.18%	1.20%	1.18%
Net investment loss	(.77)%	(.86)%	(.90)%	(1.00)%	(.94)%
Supplemental Data:
Net assets, end of year (000)	$630,191	$553,180	$459,283	$497,282	$556,320
Portfolio turnover rate	240.09%	224.72%	168.74%	123.83%	115.55%

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class B Shares
	Year Ended 7/31
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$18.35	$16.67	$16.12	$13.09	$12.84
Investment operations:
Net investment loss(a)	(.24)	(.26)	(.26)	(.23)	(.22)
Net realized and unrealized gain (loss)	(.65)	4.95	1.02	3.26	.47
Total from investment operations	(.89)	4.69	.76	3.03	.25
Distributions to shareholders from:
Net realized gain	(2.44)	(3.01)	(.21)	–	–
Net asset value, end of year	$15.02	$18.35	$16.67	$16.12	$13.09
Total Return(b)	(6.55)%	31.23%	4.71%	23.15%	1.95%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.78%	1.84%	1.82%	1.84%	1.82%
Expenses, excluding expense reductions	1.79%	1.84%	1.82%	1.84%	1.82%
Net investment loss	(1.41)%	(1.52)%	(1.54)%	(1.64)%	(1.58)%
Supplemental Data:
Net assets, end of year (000)	$35,992	$50,855	$73,000	$108,443	$122,119
Portfolio turnover rate	240.09%	224.72%	168.74%	123.83%	115.55%

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class C Shares
	Year Ended 7/31
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$18.43	$16.74	$16.18	$13.14	$12.89
Investment from operations:
Net investment loss(a)	(.24)	(.26)	(.26)	(.23)	(.22)
Net realized and unrealized gain (loss)	(.64)	4.96	1.03	3.27	.47
Total from investment operations	(.88)	4.70	.77	3.04	.25
Distributions to shareholders from:
Net realized gain	(2.44)	(3.01)	(.21)	–	–
Net asset value, end of year	$15.11	$18.43	$16.74	$16.18	$13.14
Total Return(b)	(6.46)%	31.14%	4.75%	23.14%	1.94%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.78%	1.84%	1.82%	1.84%	1.82%
Expenses, excluding expense reductions	1.79%	1.84%	1.82%	1.84%	1.82%
Net investment loss	(1.43)%	(1.52)%	(1.53)%	(1.64)%	(1.58)%
Supplemental Data:
Net assets, end of year (000)	$77,561	$59,056	$55,335	$59,522	$69,895
Portfolio turnover rate	240.09%	224.72%	168.74%	123.83%	115.55%

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class F shares
	9/28/2007(a) to 7/31/2008
Per Share Operating Performance
Net asset value, beginning of period	$21.92
Investment operations:
Net investment loss(b)	(.10)
Net realized and unrealized loss	(2.71)
Total from investment operations	(2.81)
Distributions to shareholders from:
Net realized gain	(2.44)
Net asset value, end of period	$16.67
Total Return(c)	(14.18	)%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions	.76	%(d)
Expenses, excluding expense reductions	.77	%(d)
Net investment loss	(.61	)%(d)
Supplemental Data:
Net assets, end of period (000)	$3,877
Portfolio turnover rate	240.09%

(a) Commencement of investment operations was September 28, 2007, SEC effective date was September 14, 2007 and date shares first became available to the public was October 1, 2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class I Shares
	Year Ended 7/31
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$20.79	$18.38	$17.57	$14.12	$13.72
Investment from operations:
Net investment loss(a)	(.08)	(.10)	(.10)	(.10)	(.09)
Net realized and unrealized gain (loss)	(.78)	5.52	1.12	3.55	.49
Total from investment operations	(.86)	5.42	1.02	3.45	.40
Distributions to shareholders from:
Net realized gain	(2.44)	(3.01)	(.21)	–	–
Net asset value, end of year	$17.49	$20.79	$18.38	$17.57	$14.12
Total Return(b)	(5.57)%	32.41%	5.81%	24.43%	2.92%
Ratios to Average Net Assets:
Expenses, including expense reductions	.78%	.84%	.82%	.84%	.81%
Expenses, excluding expense reductions	.79%	.84%	.82%	.84%	.81%
Net investment loss	(.43)%	(.52)%	(.53)%	(.64)%	(.58)%
Supplemental Data:
Net assets, end of year (000)	$200,162	$136,670	$101,769	$191,451	$184,031
Portfolio turnover rate	240.09%	224.72%	168.74%	123.83%	115.55%

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class P Shares
	Year Ended 7/31
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$19.72	$17.64	$16.94	$13.68	$13.35
Investment operations:
Net investment loss(a)	(.16)	(.17)	(.18)	(.16)	(.15)
Net realized and unrealized gain (loss)	(.71)	5.26	1.09	3.42	.48
Total from investment operations	(.87)	5.09	.91	3.26	.33
Distributions to shareholders from:
Net realized gain	(2.44)	(3.01)	(.21)	–	–
Net asset value, end of year	$16.41	$19.72	$17.64	$16.94	$13.68
Total Return(b)	(5.95)%	31.84%	5.37%	23.83%	2.47%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.24%	1.29%	1.27%	1.29%	1.27%
Expenses, excluding expense reductions	1.25%	1.29%	1.27%	1.29%	1.27%
Net investment loss	(.88)%	(.97)%	(.98)%	(1.09)%	(1.03)%
Supplemental Data:
Net assets, end of year (000)	$105,675	$74,312	$60,174	$68,293	$81,007
Portfolio turnover rate	240.09%	224.72%	168.74%	123.83%	115.55%

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class R2 shares
	9/28/2007(a) to 7/31/2008
Per Share Operating Performance
Net asset value, beginning of period	$21.92
Investment operations:
Net investment loss(b)	(.16)
Net realized and unrealized loss	(2.71)
Total from investment operations	(2.87)
Distributions to shareholders from:
Net realized gain	(2.44)
Net asset value, end of period	$16.61
Total Return(c)	(14.48	)%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions	1.16	%(d)
Expenses, excluding expense reductions	1.17	%(d)
Net investment loss	(.94	)%(d)
Supplemental Data:
Net assets, end of period (000)	$835
Portfolio turnover rate	240.09%

(a) Commencement of investment operations was September 28, 2007, SEC effective date was September 14, 2007 and date shares first became available to the public was October 1, 2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

	Class R3 shares
	9/28/2007(a) to 7/31/2008
Per Share Operating Performance
Net asset value, beginning of period	$21.92
Investment Operations:
Net investment loss(b)	(.15)
Net realized and unrealized loss	(2.71)
Total from investment operations	(2.86)
Distributions to shareholders from:
Net realized gain	(2.44)
Net asset value, end of period	$16.62
Total Return(c)	(14.44	)%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions	1.08	%(d)
Expenses, excluding expense reductions	1.09	%(d)
Net investment loss	(.87	)%(d)
Supplemental Data:
Net assets, end of period (000)	$6,281
Portfolio turnover rate	240.09%

(a) Commencement of investment operations was September 28, 2007, SEC effective date was September 14, 2007 and date shares first became available to the public was October 1, 2007.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Developing Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund was incorporated under Maryland law on August 21, 1978. The Fund's predecessor corporation was organized on July 11, 1973.

The Fund's investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter. The Fund offers eight classes of shares: Classes A, B, C, F, I, P, R2, and R3, each with different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Class B, C, F, I, P, R2, and R3 shares, although there may be a contingent deferred sales charge ("CDSC") as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or the next business day thereafter) following the eighth anniversary of the original purchase of Class B shares. Effective September 28, 2007, Class Y shares were renamed Class I shares. As of October 1, 2007, the Fund's Class P shares were closed to substantially all new retirement and benefit plans and fee-based programs, with certain exceptions as set forth in the Fund's Prospectus. Class F, R2 and R3 shares commenced investment operations on Sepember 28, 2007, and first became available to the public on October 1, 2007.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities

Notes to Financial Statements (continued)

are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country's tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)  Federal Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e)  Expenses–Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2, and R3 shares bear their class specific share of all expenses and fees relating to the Fund's 12b-1 Distribution Plan.

(f)  Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio.

The management fee is based on the average daily net assets at the following annual rates:

First $100 million	.75%
Over $100 million	.50%

For the year ended July 31, 2008, the effective management fee paid to Lord Abbett was at a rate of .52% of the Fund's average daily net assets.

Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets.

Notes to Financial Statements (continued)

The Fund, along with certain other funds managed by Lord Abbett (the "Underlying Funds"), has entered into a Servicing Arrangement with Lord Abbett Alpha Strategy Fund of Lord Abbett Securities Trust and Lord Abbett Diversified Equity Strategy Fund of Lord Abbett Investment Trust (each, a "Fund of Funds"), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on the Fund's Statement of Operations and Payable to affiliates on the Fund's Statement of Assets and Liabilities.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2, and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fee*	Class A	Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%	.25%	.25%	—	.20%	.25%	.25%
Distribution	.10%	.75%	.75%	.10%	.25%	.35%	.25%

* The Fund may designate a portion of the aggregated fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. ("FINRA") sales charge limitations.

Class I does not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the year ended July 31, 2008:

Distributor Commissions	Dealers' Concessions
$168,696	$981,398

Distributor received CDSCs of $4,301 and $8,638 for Class A and Class C shares, respectively, for the year ended July 31, 2008.

Two Directors and certain of the Fund's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment;

Notes to Financial Statements (continued)

temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended July 31, 2008 and 2007 were as follows:

	Year Ended 7/31/2008	Year Ended 7/31/2007
Distributions paid from:
Ordinary income	$73,518,764	$68,494,973
Net long-term capital gains	46,472,888	53,040,310
Total distributions paid	$119,991,652	$121,535,283

As of July 31, 2008, the components of accumulated earnings (losses) on a tax-basis were as follows:

Temporary differences	$(34,932,335)
Unrealized gains - net	81,271,920
Total accumulated gains - net	$46,339,585

Certain losses incurred after October 31 ("Post-October Losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $34,503,641 during fiscal 2008.

As of July 31, 2008, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$979,829,277
Gross unrealized gain	111,360,521
Gross unrealized loss	(30,088,601)
Net unrealized security gain	$81,271,920

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the fiscal year ended July 31, 2008, have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
$8,220,332	$(13,179,608)	$4,959,276

The permanent differences are attributable to the tax treatment of net investment losses and distributions paid in connection with the redemption of Fund shares.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2008 are as follows:

Purchases	Sales
$2,667,395,578	$2,380,933,428

There were no purchases or sales of U.S. Government securities for the year ended July 31, 2008.

Notes to Financial Statements (continued)

6. DIRECTORS' REMUNERATION

The Fund's officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested in the funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Fund has entered into arrangements with the Fund's transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8. LINE OF CREDIT

The Fund, along with certain other funds managed by Lord Abbett, has available a $250,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is at an annual rate of .08% of the available amount. As of July 31, 2008, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the year ended July 31, 2008.

9. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's NAV.

10. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests.

The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests primarily in small-cap growth company stocks which tend to be more volatile and can be less liquid than other types of stocks. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. Because the Fund may

Notes to Financial Statements (continued)

invest a portion of its assets in foreign securities, it may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund's performance.

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock are as follows:

	Year Ended July 31, 2008		Year Ended July 31, 2007
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	16,190,289	$308,830,164	2,492,171	$45,712,523
Converted from Class B*	569,929	11,351,916	1,444,172	26,300,207
Reinvestment of distributions	3,708,998	70,508,030	4,093,285	69,380,871
Shares reacquired	(10,319,665)	(185,778,676)	(6,117,680)	(111,665,342)
Increase	10,149,551	$204,911,434	1,911,948	$29,728,259
Class B Shares
Shares sold	512,603	$9,029,027	362,513	$6,026,778
Reinvestment of distributions	322,189	5,554,556	622,655	9,744,890
Shares reacquired	(587,053)	(9,786,294)	(1,028,577)	(17,225,083)
Converted to Class A*	(624,087)	(11,351,916)	(1,562,722)	(26,300,207)
Decrease	(376,348)	$(6,554,627)	(1,606,131)	$(27,753,622)
Class C Shares
Shares sold	2,539,332	$44,981,914	480,694	$8,034,366
Reinvestment of distributions	392,355	6,799,636	436,777	6,870,516
Shares reacquired	(1,001,108)	(16,676,937)	(1,019,276)	(17,158,187)
Increase (decrease)	1,930,579	$35,104,613	(101,805)	$(2,253,305)
	Period Ended July 31, 2008†
Class F Shares	Shares	Amount
Shares sold	325,511	$5,595,703
Reinvestment of distributions	58	1,114
Shares reacquired	(93,006)	(1,515,116)
Increase	232,563	$4,081,701
	Year Ended July 31, 2008		Year Ended July 31, 2007
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	6,555,987	$127,331,357	1,663,327	$32,695,474
Reinvestment of distributions	879,385	17,534,930	928,268	16,356,089
Shares reacquired	(2,565,950)	(48,912,722)	(1,557,382)	(30,280,090)
Increase	4,869,422	$95,953,565	1,034,213	$18,771,473
Class P Shares	Shares	Amount	Shares	Amount
Shares sold	5,056,916	$89,656,391	1,497,771	$26,362,917
Reinvestment of distributions	111,660	2,094,743	216,893	3,637,293
Shares reacquired	(2,495,334)	(47,523,191)	(1,359,044)	(24,293,997)
Increase	2,673,242	$44,227,943	355,620	$5,706,213

* Automatic conversion of Class B shares occurs approximately eight years after the initial purchase date.

† For the period September 28, 2007 (commencement of investment operations) to July 31, 2008.

Notes to Financial Statements (concluded)

	Period Ended July 31, 2008†
Class R2 Shares	Shares	Amount
Shares sold	127,763	$2,095,968
Reinvestment of distributions	59	1,114
Shares reacquired	(77,530)	(1,192,939)
Increase	50,292	$904,143
Class R3 Shares
Shares sold	434,409	$7,535,151
Reinvestment of distributions	1,887	35,873
Shares reacquired	(58,465)	(988,926)
Increase	377,831	$6,582,098

† For the period September 28, 2007 (commencement of investment operations) to July 31, 2008.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. Effective January 31, 2008, the Fund adopted FIN 48. The adoption of FIN 48 did not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures. The Fund files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Fund's U.S. federal tax returns remain open for the years ended July 31, 2005 through July 31, 2008.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statements and disclosures.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance and cash flows. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statements and disclosures.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Lord Abbett Developing Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Developing Growth Fund, Inc. (the "Fund"), including the schedule of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Developing Growth Fund, Inc. as of July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
September 23, 2008

Basic Information About Management

The Board of Directors (the "Board") is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

Interested Directors

The following Directors are Partners of Lord Abbett and are "interested persons" of the Fund as defined in the Act. Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 52 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995, Chairman since 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director since 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).	N/A

Independent Directors

The following independent or outside Directors ("Independent Directors") are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 52 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Managing General Partner, Bigelow Media, LLC (since 2000), Senior Adviser, Time Warner Inc. (1998 - 2000), Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998), President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997).	Currently serves as director of Crane Co. and Huttig Building Products Inc.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Fund	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Director since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush–O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc., a health benefits company (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998), Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc., a health benefits company (since 1994) and Lend Lease Corporation Limited (since 2005).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000	Advisor of One Equity Partners, a private equity firm (since 2004), Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003), Chairman of Warburg Dillon Read, an investment bank (1999 - 2001), Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999), Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1982	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996), President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Fund	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner since 2007 and Chief Executive Officer of Lord Abbett since 1996, formerly Managing Partner of Lord Abbett (1996 - 2007).

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett since 2007, formerly Director of Marketing and Client Service of Lord Abbett (1990 - 2007).

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer, joined Lord Abbett in 1997.

F. Thomas O'Halloran (1955)	Executive Vice President	Elected in 2001	Partner and Director, joined Lord Abbett in 2001.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004, formerly Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003).

Anthony W. Hipple (1964)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2002, formerly Senior Analyst, Piper Jaffray Asset Management (2000 - 2002).

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Fund	Length of Service of Current Position	Principal Occupation During Past Five Years
A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Assistant General Counsel, joined Lord Abbett in 2006, formerly attorney at Morgan, Lewis & Bockius LLP (2005 - 2006), and Stradley Ronon Stevens & Young, LLP (2000 - 2005).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel, joined Lord Abbett in 2007, formerly Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003, formerly Vice President, Lazard Asset Management LLC.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Fund's Directors. It is available free upon request.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett's website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102; or (iii) sending your request electronically, after paying a duplicating fee, to publicinfo@sec.gov.

Tax Information

2.64% of the ordinary income distribution paid by the Fund during fiscal 2008 is qualified dividend income for individual shareholders. 2.59% of the ordinary income distribution paid by the Fund during fiscal 2008 is eligible for the dividends received deduction for corporate shareholders.

During the fiscal year ended July 31, 2008, the Fund paid short-term and long-term capital gain distributions of $73,518,764 and $46,472,888, respectively.

A portion of the ordinary income distribution paid by the Fund during the fiscal year ended July 31, 2008 was distributed to shareholders in connection with the redemption of their shares.

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This report, when not used for the general information of shareholders of the fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Developing Growth Fund, Inc.

LADG-2-0708

(09/08)

Item 2:           Code of Ethics.

(a)       In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”).  The Code of Ethics was in effect during the fiscal year ended July 31, 2008 (the “Period”).

(b)       Not applicable.

(c)       The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)       The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)       Not applicable.

(f)        See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:           Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun, Franklin W. Hobbs and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:           Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended July 31, 2008 and 2007 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2008	2007
Audit Fees {a}	$39,000	$37,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	39,000	37,000

Tax Fees {b}	7,169	6,900
All Other Fees	- 0 -	- 0 -

Total Fees	$46,169	$43,900

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended July 31, 2008 and 2007 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures.  Such policies and procedures generally provide that the Audit Committee must pre-approve:

•                  any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•                  any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended July 31, 2008 and 2007 were:

	Fiscal year ended:
	2008	2007
All Other Fees {a}	$147,700	$170,000

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended July 31, 2008 and 2007 were:

	Fiscal year ended:
	2008	2007
All Other Fees	$ - 0 -	$ - 0-

(h)  The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:

Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:

Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:

Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:            Controls and Procedures.

(a)       Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)       There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:             Exhibits.

(a)(1)       Amendments to Code of Ethics – Not applicable.

(a)(2)      Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)       Not applicable.

(b)           Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT DEVELOPING GROWTH FUND, INC.

By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: September 23, 2008

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: September 23, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: September 23, 2008

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: September 23, 2008